Exhibit 99.2

© 2023 authID Inc. All Rights Reserved. Denver, CO NASDAQ : AUID © 2023 authID Inc. All Rights Reserved. Q3 2023 Results Conference Call November 8, 2023 Know Who Is Behind The Device 

• This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . • This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . • Information contained in this Presentation or presented during this meeting may include “forward - looking statements . ” This Press Release includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, booked Annual Recurring Revenue (bARR), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2022 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this release and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this release to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . • This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . • By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . - 2 - © 2023 authID Inc. All Rights Reserved. Disclaimer & Forward Looking Statements

Q3 2023 Financial Results Key GAAP Measures - 3 - © 2023 authID Inc. All Rights Reserved. 9 Months Ended Sep 30 3 Months Ended Sep 30 Total Revenue 2022 2023 2022 2023 $0.26M $0.12M $0.03M $0.04M $16.9M $7.6M $5.7M $3.8M Operating Expenses $17.7M $16.4M $6.2M $3.7M Net Loss from Continuing Operations $8.5M $10.4M $2.9M $1.8M Non - Cash / One - Time Severance Charges $5.80 $3.05 $2.00 $0.47 Net Loss Per Share

• RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. Based on contractual commitments and expected usage patterns, we expect to recognize ~1/3 of the RPO over the next 12 months - 4 - © 2023 authID Inc. All Rights Reserved. Q3 2023 Financial Results Remaining Performance Obligation Remaining Performance Obligation (RPO) Total $1.87M Additional non - cancelable contracted revenue $1.77M Deferred Revenue $0.10M

Q3 2023 Financial Results Non - GAAP Measures - 5 - © 2023 authID Inc. All Rights Reserved. 9 Months Ended Sep 30 3 Months Ended Sep 30 Adjusted EBITDA Loss 2022 2023 2022 2023 $9.1M $6.0M $3.3M $2.1M $0.03M $1.3M $0.04M $1.0M Gross bARR (Booked Annual Recurring Revenue) $0.03M $1.2M $0.04M $1.0M Net bARR (Booked Annual Recurring Revenue) $0.12M $0.17M ARR (Annual Recurring Revenue)

© 2023 authID Inc. All Rights Reserved. © 2023 authID Inc. All Rights Reserved. CEO Remarks Denver, CO NASD - A 6 Q - : AUID Know Who Is Behind The Device 

Q3 2023 – A Second, Consecutive Record Sales Quarter Net bARR from New Contracts $1.0M Large Fintech for inclusive financial network American telehealth company Fintech platform for digital wallets Consumer digital bank - 7 - © 2023 authID Inc. All Rights Reserved.

Well Positioned For Continued Growth

Our Mission:

*Ensure cyber-savvy enterprises **"Know Who's Behind the Device"** for every customer or employee login and transaction through our easy to integrate patented, identity life-cycle platform.*

Large & Growing Market

Integrated Identity Platforms[1]



24.6%
CAGR
$116 B
$48 B
2023
2027

Superior Product Performance

- **Speed**: 700ms Processing
- **Precision**: 100% Blocked Spoofs[2]
- **User Experience**:
  - >95% Transaction Success Rates
  - 1 second face capture (nearly invisible process)

Experienced Domain Expertise

- **New Leadership Team** on board by Q3 2023
- **80+ yrs** in identity market building high performing sales orgs
- **Built $100M+ ARR** businesses
- **Targeted Messaging**, focused on Use Cases and ROI
- **Continuous Education** via authID University

1. Forbes Technology Council Post 6/1/23
2. iBeta independent test results

-8-

© 2023 authID Inc. All Rights Reserved.

authID

Cause of Breaches: Companies Don't "Know Who is Behind the Device"

Non-Biometric Data is Compromised



Annual number of data compromises and individuals impacted in the United States from 2005 to 2022
2022
1800 US Data Breaches
422M Effected
2,541.07
2,227.85
1,862
1,802
1,506
1,279
1,099
1,108
783
656
662
614
498
446
447
419
321
157
471.23
422.14
310.12
222.5
198
169.1
164.68
127.7
91.98
85.61
36.6
35.7
22.9
19.1
17.3
16.2
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021*
2022
Data compromises
Number of records exposed in millions
Individuals impacted in millions

Data Breach Costs Hit New Highs

Casino giants expects $100 million hit from hack that led to data breach

Sources: Statista and Reuters

authID provides the fastest, most accurate patented Identity Life Cycle Platform, rooted in Biometrics

Prevent Fraud	• Onboard Good Customers • Block Fraudsters
Eliminate Risk for High Value Transactions and Activities	• Wire Transfers / High Value Payments • IT Security: Database Access, Admin Roles, Application Access, etc.
Stop Account Take Over	• Always Know Who's Behind the Device • 360º Account Protection: Login, Transactions & Recovery
Deliver High Conversion Rates	• Fast, Accurate, & Easy to Use User Experience
Secure Remote Workforce	• Self-Service Onboarding • Passwordless Login • Zero Trust Authentication & Password Recovery

-9-

© 2023 authID Inc. All Rights Reserved.

authID

Delivering World Class Biometrics with Speed, Precision & Seamless UX


SECURE CO

Input Processing

- Facial Image Check/Anti-Spoofing
  - ✓ iBeta Level 2 PAD
  - ✓ Injection Attack Detection
- Document Check/Anti-Spoofing
  - ✓ Replay
  - ✓ Image Overlay
  - ✓ Printed Copy
- Voice Print Check/Anti-Spoofing

Document Processing

- Document Analysis
  - ✓ 12,000+ ID Types, 248 Countries & Territories
- 100+ OCR Languages
- Encoded Data vs. OCR Checks
- Security Feature Checks
- NFC ICAO Chip Data
- 98% Accuracy

Biometric Processing

- **Facial Performance**
  - ✓ FMR 0.001% (0.00001)
  - ✓ FNMR ~0.2%
- **Voice Performance**
  - ✓ FMR 0.05%
  - ✓ FNMR 0.65%

700ms Processing Time, Fastest in the Market

-10-

© 2023 authID Inc. All Rights Reserved.

authID

authID’s Shared Device Solution - CSO50 Award Authenticate Multiple Users On Shared Devices • Seamless enrollment & authentication • Cloud biometrics, In - browser on any shared corporate device: mobile, laptop, workstation, POS • Reduced operational complexities • No physical authentication tokens or personal mobile device use • Fortified enterprise security • Applicable use - case: Healthcare, Retail, Hospitality & Entertainment • Fortune 500 | NYSE: ABM | Est. 1909 • 170,000 Employees | 300+ offices • 2022 Annual Rev: $7.8 B - 11 - © 2023 authID Inc. All Rights Reserved.

Growth Driven by Predictable Sales Execution - 12 - © 2023 authID Inc. All Rights Reserved.

Target Verticals These Industries Recognize The Need To “Know Who Is Behind The Device” ᴣ = Relevant; ᴣ + = Priority Cyber - Security (OEM) Gig Economy eCommerce Healthcare Financial Services ᴣ ᴣ ᴣ ᴣ ᴣ + Digital Account Opening ᴣ ᴣ ᴣ ᴣ ᴣ Login/Authentication ᴣ ᴣ ᴣ + ᴣ ᴣ Account Reinstatement ᴣ ᴣ ᴣ + ᴣ ᴣ + High Risk/Value Transactions ᴣ n/a ᴣ ᴣ n/a Shipping/Logistics ᴣ ᴣ + ᴣ + ᴣ + ᴣ Workforce - 13 - © 2023 authID Inc. All Rights Reserved.

Pipeline and Bookings Continue To Grow $0.01M $0.24M $1.02M 24x growth 4.3x growth $3M 34% Bookings (bARR) Q1 2023 Q2 2023 Q3 2023 ᴣ On - Track Pipeline Created - 14 - © 2023 authID Inc. All Rights Reserved. $1.1M Q1 2023 $0.6M Q2 2023 Q3 2023 $7.4M 8.7x growth vs. Q1 - Q2 Avg Results to Date Target 12mo period from Jul 2023 – Jun 2024 $30M ᴣ On - Track 27%

Executing the Winning Formula Revised Target Original Target 2024 Jan - Dec Jul 2023 – Jun 2024 Jul 2023 – Jun 2024 $9M $6M $3M Bookings (bARR) authID is on target to do better than plan. We’re revising our Bookings targets to reflect Q3 momentum. - 15 - © 2023 authID Inc. All Rights Reserved.

© 2023 authID Inc. All Rights Reserved. Denver, CO NASDAQ : AUID © 2023 authID Inc. All Rights Reserved. Q&A Know Who Is Behind The Device 